UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934
                           -------------------------

       Date of Report (Date of earliest event reported): December 3, 2004

                                  MERISEL, INC.
             (Exact name of registrant as specified in its charter)

         Delaware                01-17156             95-4172359
      (State or other          (Commission        (I. R. S. Employer
      jurisdiction  of         File Number)       identification No.)
       incorporation)

            200 Continental Boulevard          90245-0948
              El Segundo, California           (Zip Code)
              (Address of principal
                executive offices)
                            --------------------------

      Registrant's telephone number, including area code: (310) 615-3080

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below) :

___ Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR230.425)
___ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
___ Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
___ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))


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Item 5.02 Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers.

    On December 7, 2004, the Company announced that its Board of Directors (the "Board") elected Mr. Donald R. Uzzi, age 52, to fill a vacancy as a Class III director of the Board on December 3, 2004. Mr. Uzzi was appointed as the Company's new President and Chief Executive Officer on November 22, 2004.

    From July 1999 to December 2002, Mr. Uzzi was Senior Vice President at
EDS Corporation, the computer services company. His responsibilities at EDS included advertising, marketing, communications, government affairs, strategic alliance planning, and alliance sales on a global basis. Since December 2002, Mr. Uzzi has provided private consulting services to various companies on marketing, corporate strategy, and communications.

    A copy of a press release dated December 7, 2004 announcing the election is attached hereto as Exhibit
99.1

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

    Exhibit 99.1-Press Release of Merisel, Inc. dated December 7, 2004.



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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                  MERISEL, INC.

                                      /s/ Allyson Vanderford
Date: December 7, 2004            By:
                                     ----------------------------------------
                                  Name:  Allyson Vanderford
                                  Title: Vice President, Finance and Treasurer


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                            EXHIBIT INDEX

Exhibit Number                     Exhibit Description
99.1                               Press Release of Merisel, Inc. dated
                                   November 22, 2004